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                                                                   EXHIBIT 10.36

                              ESS TECHNOLOGY, INC.

                           1997 EQUITY INCENTIVE PLAN

                   (AMENDED AND RESTATED AS OF APRIL 21, 2001)


        1. PURPOSES OF THE PLAN. The purposes of this ESS Technology, Inc. Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

           (a) "ADMINISTRATOR" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

           (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

           (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

           (d) "BOARD" means the Board of Directors of the Company.

           (e) "CAUSE" for termination of a Participant's Continuous Service Status will exist (unless otherwise defined in an applicable employment agreement) if the Participant is terminated for any of the following reasons:
(i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy;
(ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in

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Section 5(d) below, and the term "Company" will be interpreted to include any
Subsidiary, Parent, Affiliate or successor thereto, if appropriate.

           (f) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

           (g) "CODE" means the Internal Revenue Code of 1986, as amended.

           (h) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

           (i) "COMMON STOCK" means the Common Stock of the Company.

           (j) "COMPANY" means ESS Technology, Inc., a California corporation.

           (k) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

           (l) "CONTINUOUS SERVICE STATUS" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

           (m) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation and includes a Change of Control.

           (n) "DIRECTOR" means a member of the Board.

           (o) "EMPLOYEE" means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

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           (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (q) "FAIR MARKET VALUE" means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

           (r) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

           (s) "Involuntary Termination" means termination of a Participant's Continuous Service Status under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 90 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall constitute a material reduction in job responsibilities; (B) relocation by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate, of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site for the Company at the time of the Change of Control; or (C) a reduction in Participant's then-current base salary, provided that an across-the-board reduction in the salary level of all other employees or consultants in positions similar to the Participant's by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction.

           (t) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

           (u) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

           (v) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

           (w) "OPTION" means a stock option granted pursuant to the Plan.

           (x) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option

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Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

           (y) "OPTION EXCHANGE PROGRAM" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

           (z) "OPTIONED STOCK" means the Common Stock subject to an Option.

           (aa) "OPTIONEE" means an Employee or Consultant who receives an Option.

           (bb) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

           (cc) "PARTICIPANT" means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

           (dd) "PLAN" means this 1997 Equity Incentive Plan.

           (ee) "REPORTING PERSON" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

           (ff) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

           (gg) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

           (hh) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

           (ii) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

           (jj) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 10,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such

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award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

        4. ADMINISTRATION OF THE PLAN.

           (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

           (b) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

           (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted;

               (iii) to determine whether and to what extent Options are granted;

               (iv) to determine the number of Shares of Common Stock to be covered by each award granted;

               (v) to approve the form(s) of agreement(s) used under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

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               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

               (viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

               (ix) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

               (x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

               (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

        5. ELIGIBILITY.

           (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

           (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

           (c) ISO $100,000 LIMITATION. Notwithstanding any designation under
Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

           (d) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without Cause.

        6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

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        7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. LIMITATION ON GRANTS. Subject to adjustment as provided in Section 13 below, the maximum number of Shares that may be subject to Options granted to any one individual under this Plan for any fiscal year of the Company shall be 500,000; provided, however, that up to 1,000,000 shares subject to options may be granted to an individual in the calendar year in which the individual commences his or her employment with the Company, a Parent, a Subsidiary or an Affiliate.

        9. OPTION EXERCISE PRICE AND CONSIDERATION.

           (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                   (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                   (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

           (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired,

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directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a securities broker approved by the Company shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

        10. EXERCISE OF OPTION.

            (a) GENERAL.

                (i) EXERCISABILITY. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave.

                (ii) MINIMUM EXERCISE REQUIREMENTS. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                (iii) PROCEDURES FOR AND RESULTS OF EXERCISE. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (iv) RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

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            (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Except as
otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that the Optionee is not entitled to exercise an Option at the date of his or her termination of Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

           The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

                (i) TERMINATION OTHER THAN UPON DISABILITY OR DEATH OR FOR CAUSE. In the event of termination of an Optionee's Continuous Service Status, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was entitled to exercise it at the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or
(ii) the Optionee is an Employee who becomes a Consultant.

                (ii) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was entitled to exercise it at the date of such termination.

                (iii) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

                (iv) TERMINATION FOR CAUSE. In the event of termination of an Optionee's Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee's Continuous Service Status. If an Optionee's employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.

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            (c) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. TAXES.

            (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

            (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

            (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

            (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

            (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

            (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        12. NON-TRANSFERABILITY OF OPTIONS.

            (a) GENERAL. Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

            (b) LIMITED TRANSFERABILITY RIGHTS. The Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying the manner in which such Nonstatutory Stock Options are transferable. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

        13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, the numbers of Shares set forth in Sections 3 and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

            (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

            (c) CORPORATE TRANSACTION. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

            Notwithstanding the above, in the event of a Change of Control in which outstanding awards are not being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Option may, in the Administrator's sole discretion, accelerate such that the Options shall become vested and exercisable to the extent of up to 100% of the Shares then unvested, in each case effective as of immediately prior to consummation of the transaction. To the extent that an Option is not exercised prior to consummation of a Corporate Transaction in which the Option is not being assumed or substituted, such Option shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option terminates.

            For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

            (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

        14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        15. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

        16. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18. AGREEMENTS. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

        19. SHAREHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

20. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. If required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information

                               ESS Technology, Inc
                           1997 EQUITY INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:

[Optionee]
[OptioneeAddress1]
[OptioneeAddress2]

You have been granted an option to purchase Common Stock of ESS Technology, Inc., (the "Company") as follows:

Board Approval Date: _____________________________

Date of Grant (Later of Board
Approval Date or
Commencement of
Employment/Consulting):            [ExercisePrice]

Exercise Price Per Share:          [ExercisePrice]

Total Number of Shares Granted:    [NoofShares]

Total Price of Shares Granted:     [TotalExercisePrice]

Type of Option:                    [NoSharesISO] Shares Incentive Stock Option
                                   [NoSharesNSO] Shares Nonstatutory Stock
                                   Option

Term/Expiration Date:              [Term]/[ExpirDate]

Vesting Commencement Date:         [VestingCommencementDate]

Vesting Schedule:                  [CliffVestAmount]

Termination Period: Option may be exercised for a period of 30 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the ESS Technology, Inc. 1997 Equity Incentive Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                                    ESS Technology, Inc.



-----------------------------------          -----------------------------------
Signature                                    By:


-----------------------------------          -----------------------------------
Print Name                                   Title:

                              ESS TECHNOLOGY, INC.

                             STOCK OPTION AGREEMENT

1. GRANT OF OPTION. ESS Technology, Inc., a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Equity Incentive Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

To the extent designated an Incentive Stock Option in the Notice of Stock Option Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and, to the extent not so designated, this Option is intended to be a Nonstatutory Stock Option.

2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

    (a) RIGHT TO EXERCISE.

           (i)    This Option may not be exercised for a fraction of a share.

           (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraphs (iii) and (iv) below.

           (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

           (iv) If designated an Incentive Stock Option in the Notice of Stock Option Grant, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that vest in any calendar year have an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

    (b) METHOD OF EXERCISE.

           (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit
                  A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

           (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

           (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

8. DEATH OF OPTIONEE.  In the event of the death of Optionee:

    (a) During the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months after the date of death, subject to the limitation contained in
        Section 2(i)(d) above in the case of an Incentive Stock Option; or

    (b) Within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

    (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option is an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.

    (b) EXERCISE OF NONSTATUTORY STOCK OPTION. If this Option does not qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

    (c) DISPOSITION OF SHARES. If this Option is an Incentive Stock Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

    (d) NOTICE OF DISQUALIFYING DISPOSITION. If the Option granted to Optionee in this Agreement is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to Optionee upon exercise of the Incentive Stock Option, Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.


                  [Remainder of page left intentionally blank]

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:            ESS Technology, Inc.
Attn:          Stock Option Administrator
Subject:       Notice of Intention to Exercise Stock Option

This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of ESS Technology, Inc. Common Stock, under and pursuant to the Company's 1997 Equity Incentive Plan and the Stock Option Agreement dated ___________, as follows:

Grant Number:           ________________________________

Date of Purchase:       ________________________________

Number of Shares:       ________________________________

Purchase Price:         ________________________________

Method of Payment of Purchase Price: ________________________________


Social Security No.: ________________________________

The shares should be issued as follows:

Name:    __________________________________

Address: _______________________________

         _______________________________

         _______________________________

         _______________________________

Signed: _______________________________

Date: ________________________________